UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Spine Pain Management, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SPINE PAIN MANAGEMENT, INC.
5225 Katy Freeway, Suite 600
Houston, Texas 77007

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 11, 2011

We hereby give notice that the Annual Meeting of Stockholders of Spine Pain Management, Inc. will be held on May 11, 2011, at 4:00 p.m. local time, at 5225 Katy Freeway, Suite 600, Houston, Texas 77007, for the following purposes:

(1)	To elect five Directors;

(2)	To ratify the appointment of Ham, Langston & Brezina, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011;

(3)	To approve a non-binding advisory resolution on executive compensation;

(4)	To vote on whether the advisory votes on executive compensation should occur every one, two or three years; and

(5)	To transact such other business as may properly come before the meeting.

Under Delaware law, only stockholders of record on the record date, which is March 30, 2011, are entitled to notice of and to vote at the Annual Meeting or any adjournment. It is important that your shares of common stock be represented at this meeting so that the presence of a quorum is assured.

Your vote is important. Even if you plan to attend the meeting in person, please date and execute the enclosed proxy and return it promptly in the enclosed postage-paid envelope as soon as possible. If you attend the meeting, you may revoke your proxy and vote your shares in person.

By Order of the Board of Directors,

/s/ William F. Donovan, M.D.
April 14, 2011	William F. Donovan, M.D.
Chief Executive Officer and Director

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held May 11, 2011.

The Proxy Statement, form of proxy card and Annual Report are available at: www.spinepaininc.com/investor-information.

SPINE PAIN MANAGEMENT, INC.
5225 Katy Freeway, Suite 600
Houston, Texas 77007

PROXY STATEMENT

INFORMATION CONCERNING THE ANNUAL MEETING

Mailing and Solicitation. Proxies are being solicited on behalf of the Board of Directors of Spine Pain Management, Inc.  This Proxy Statement and accompanying form of proxy card will be sent on or about April 14, 2011 to stockholders entitled to vote at the Annual Meeting.  The cost of the solicitation of proxies will be paid by us. The solicitation is to be made primarily by mail but may be supplemented by telephone calls and personal solicitation by our officers and other employees.

Annual Report on Form 10-K. A copy of our Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the Securities and Exchange Commission, has been mailed with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting.

Proxies. Whether or not you plan to attend the Annual Meeting, we request that you date and execute the enclosed proxy card and return it in the postage-paid return envelope.  If your shares are held in “street name,” telephone and internet instructions are also provided on the proxy card you receive.  A control number, located on the proxy card, is designed to verify your identity, allow you to vote your shares, and confirm that your voting instructions have been properly recorded.

If your shares are registered in the name of a bank, broker, or other nominee, follow the proxy instructions on the form you receive from the nominee. The availability of telephone and internet proxy will depend on the nominee’s proxy processes. Under the rules of the New York Stock Exchange (“NYSE”), brokers who hold shares in “street name” for customers are precluded from exercising voting discretion with respect to the approval of non-routine matters (so called “broker non-votes”) where the beneficial owner has not given voting instructions. Effective July 1, 2009, the NYSE amended its rule regarding discretionary voting by brokers on uncontested elections of directors such that any investor who does not instruct the investor’s broker on how to vote in an election of directors will cause the broker to be unable to vote that investor’s shares on an election of directors. Previously, the broker could exercise its own discretion in determining how to vote the investor’s shares even when the investor did not instruct the broker on how to vote.  Accordingly, with respect to the election of Directors (see Proposal 1), a broker is not entitled to vote the shares of common stock unless the beneficial owner has given instructions. Additionally, in connection with the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act in July 2010, a broker is not entitled to vote uninstructed shares on matters relating to executive compensation, including the vote to approve a non-binding resolution on executive compensation (see Proposal 3) and the vote on how often the advisory votes on executive compensation should occur (see Proposal 4).  With respect to the ratification of the appointment of Ham, Langston & Brezina, LLP as our independent registered public accounting firm (see Proposal 2), a broker will have discretionary authority to vote the shares of common stock if the beneficial owner has not given instructions.

Revocation of Proxies. The proxy may be revoked by the stockholder at any time before a vote is taken by notifying our President in writing at the address of Spine Pain Management, Inc. given above; by executing a new proxy bearing a later date or by submitting a new proxy by telephone or internet; or by attending the Annual Meeting and voting in person.

Voting in Accordance with Instructions. The shares represented by your properly completed proxy will be voted in accordance with your instructions marked on it. If you properly sign, date, and deliver to us your proxy but you mark no instructions on it, the shares represented by your proxy will be voted for the election of the Director nominees as proposed (see Proposal 1), for the ratification of Ham, Langston & Brezina, LLP as our independent registered public accounting firm for 2011 (see Proposal 2), for the non-binding advisory resolution to approve the compensation of our executive officers as disclosed in this Proxy Statement (see Proposal 3) and for having the non-binding vote on executive compensation every three years (see Proposal 4).  The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting, but if other matters are properly brought before the Annual Meeting, shares represented by properly completed proxies received by mail will be voted in accordance with the judgment of the persons named as proxies.

Quorum. The presence in person or by proxy of a majority of the shares of common stock outstanding on the record date constitutes a quorum for purposes of voting on a particular matter and conducting business at the meeting.

Required Vote. A plurality of the Common Stock present in person or represented by proxy at the Annual Meeting will elect as Directors the nominees proposed (see Proposal 1). The ratification of Ham, Langston & Brezina, LLP as our independent registered public accounting firm for 2011 (see Proposal 2) requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy.  The affirmative vote of a majority of the total votes present in person or by proxy is required to approve the non-binding advisory resolution on executive compensation (see Proposal 3).  A plurality of the votes present in person or by proxy will determine the stockholders selection on the frequency of advisory resolutions on executive compensation (see Proposal 4).  Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will not be counted as having voted either for or against a proposal.

Record Date. The close of business on March 30, 2011 has been fixed as the record date of the Annual Meeting, and only stockholders of record at that time will be entitled to vote.  As of March 30, 2011, there were 17,403,396 shares of common stock outstanding and entitled to vote at the Annual Meeting.  Each stockholder is entitled to one vote for each share of common stock held.

No Dissenters’ Rights. Under the Delaware General Corporation Law, stockholders are not entitled to dissenters’ rights with respect to the matters to be voted on at the Annual Meeting.

PROPOSAL 1 - ELECTION OF DIRECTORS

General Information

Under our bylaws, the Board of Directors consists of at least one Director and may consist of such number of Directors as may be fixed from time to time by action of the stockholders or of the Board of Directors.  Directors are elected to hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal.  As of the date hereof, the Board of Directors currently consists of five members.  On March 28, 2011, the Board of Directors approved and recommended to stockholders the election of five nominees to serve on the Board.  These nominees are William F. Donovan, M.D., John A. Talamas, John Bergeron, Jerry Bratton and Franklin A. Rose, M.D.  Of the nominees, Dr. Donovan, Mr. Bergeron, Mr. Bratton and Dr. Rose presently serve as members of our Board of Directors, and are accordingly standing for re-election.  The remaining nominee, Mr. Talamas, currently serves as our Chief Operating Officer, and was nominated to replace Richard Specht, one of our current Directors, who has decided to not stand for reelection for personal reasons.  There are no family relationships among any of our Directors or executive officers.

The person named in the enclosed Proxy (“Proxy”) has been selected by the Board of Directors to serve as proxy and will vote the shares represented by valid proxies at the Annual Meeting and adjournments thereof.  Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below.  Each duly elected Director will hold office until his successor shall have been elected and qualified.  Although our Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the person named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

Information Regarding Nominees

The names of the nominees for election to the Board, their principal occupations and certain other information follow:

William Donovan, M.D. – age 68 – Dr. Donovan has served as our Chief Executive Officer since January 2009 and as our President since May 2010.  He has served as one of our Directors since April 2008.  He is a Board Certified Orthopedic Surgeon, and has been involved with venture funding and management for over 25 years.  He was the co-founder of DRCA (later known as I.O.I) and became Chairman of this company that went from the pink sheets, to NASDAQ and then to the AMEX before being acquired by a subsidiary of the Bass Family.  He was a founder of “I Need A Doc,” later changed to IP2M that was acquired by Dialog Group, a publicly traded company.  He was the Chairman of House of Brussels, an international chocolate company and president of ChocoMed, a specialized confectionery company combining Nutraceuticals with chocolate bars.  Dr. Donovan has been practicing as a physician in Houston since l975. Throughout his career as a physician, he has been involved in projects with both public and private enterprises. He received his Orthopedic training at Northwestern University in Chicago.  He was a Major in the USAF for 2 years at Wright Patterson Air Force base in Dayton, Ohio. He established Northshore Orthopedics in 1975 and continues in active practice in Houston, Texas specializing in Orthopedic Surgery.

John A. Talamas – age 55 – Mr. Talamas has served as our Chief Operating Officer since May 2010.  He previously served as our Chief Operating Officer from February 2009 to July 2009.  Subsequently, he served as our Director of Operations.  He is also currently the Chief Executive Officer of Quality Drill Media LLC, a full service advertising company, a position he has held since August 2003.  While with Quality Drill Media, he has developed and launched care management service programs facilitating patients who require appropriate medical and chiropractic treatment.  Prior to working for Quality Drill Media, Mr. Talamas also previously held the following positions: Special Projects Accountant for Radio–One, Inc.; Director of Media Affiliates for IP2M, Inc.; Chief Financial Officer for Signtex Imaging, Inc.; and Financial Manager for Eller Media Co. Inc.  Mr. Talamas has an extensive business background in developing and launching successful marketing programs for attorneys, doctors treating injured workers, and medical facilities associated with these types of patients.  Mr. Talamas earned a Bachelor’s of Business Administration with a concentration in Accounting from Laredo State University, Cum Laude, in May 1981.

John Bergeron, CPA – age 54 – Mr. Bergeron has served as one of our Directors since July 2010.  He currently serves as President of Jolpeg Inc., a private firm that consults on financial matters in service industries, a position he has held since May 2008.  Also since May 2008, he has worked as Controller of Christian Brothers Automotive Corporation, of which he also currently owns and operates a franchise.  From May 2005 until May 2008, Mr. Bergeron served as Divisional Controller of Able Manufacturing, a division of NCI Group, Inc, where his responsibilities included financial reporting, budgeting and Sarbanes-Oxley Act compliance.  Prior to that, Mr. Bergeron worked as controller of different internet companies and as an accounting manager for several other private firms.  He has also worked as an auditor for Arthur Andersen.  Mr. Bergeron has more than thirty years experience in financial management and corporate development of manufacturing and service industry companies.  He has extensive experience in financial reporting of public companies, risk management, business process re-engineering, structuring and implementing accounting procedures and internal control programs for Sarbanes-Oxley Act compliance.  Mr. Bergeron is a Certified Public Accountant.  He received a Bachelor of Business Administration in Accounting from Lamar University in 1979.  He is also currently the President of the Montgomery County MUD #83.

Jerry Bratton, J.D., MBA – age 58 – Mr. Bratton has served as one of our Directors since July 2010.  He has served as President of Bratton Steel, L.P. since 2006 and previously with Bratton Steel, Inc. (its predecessor) since 1991.  Bratton Steel is a structural steel fabricating company. As President, Mr. Bratton has grown the company from a startup to a company that employs up to approximately 75 employees.  He has significant experience in overseeing sales, estimating, project management and contracting.  Mr. Bratton served as President of the Texas Structure Steel Institute from 2007 to 2008.  He is also a member of the American Institute of Steel Construction.  Mr. Bratton has business and investment background in medical software, personal medical information records storage, RFID security products and energy ventures.  Mr. Bratton is a licensed attorney in the State of Texas and previously served as an assistant general counsel in the construction industry.  Mr. Bratton earned Juris Doctorate and Master of Business Administration degrees from Texas Tech University in 1977.

Franklin A. Rose, M.D. – age 59 – Dr. Rose has served as one of our Directors since July 2010.  He is a Board Certified plastic and reconstructive surgeon.  He has been in private practice since 1984 and currently has hospital affiliations in Houston, Texas with First Street Surgical Center, Woman’s Hospital of Texas and Memorial Hermann Hospital-Northwest.  Dr. Rose is an experienced surgeon, well acquainted with various surgical and medical procedures.  He has also been involved in investing with multiple micro-cap medical companies.  Dr. Rose earned a Doctor of Medicine degree from the University of Colorado in 1977, and a Bachelor of Science degree from the University of Wisconsin, Madison in 1973.  He is a member of the American Medical Association, the American Society of Plastic Surgeons, the Lipolysis Society of North America and the American Society of North America.  He is also the attending plastic surgeon to The Texas Institute of Plastic Surgery.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION
OF THE NOMINEES LISTED ABOVE.

Information Regarding Executive Officers

Executive officers are appointed to serve at the discretion of the Board. These individuals are referred to collectively as our “named executive officers.”

Our named executive officers are as follows:

Name	Age	Position(s) and Office(s)
William F. Donovan, M.D.	68	Chief Executive Officer, President, Director and Interim Principal Financial Officer
John A. Talamas	55	Chief Operating Officer

See “Information Regarding Nominees” above for biographical information of Dr. Donovan and Mr. Talamas.

CORPORATE GOVERNANCE MATTERS

Meetings of the Board

All Directors are expected to make every effort to attend meetings of the Board, meeting of any Board Committees on which such Director serves, and annual meetings of stockholders.  The Board of Directors held three meetings during the fiscal year ended December 31, 2010.  The Board of Directors also executed three Board consents to action in lieu of a meeting of the Board of Directors, of which each was approved unanimously.  We currently have an Audit Committee, a Compensation Committee and a Nominating Committee.  The Audit Committee held a total of two meeting during 2010.  The Compensation Committee and the Nominating Committee did not hold any meetings during 2010.  Of our current Directors, during 2010, each of Franklin Rose, M.D. and Richard Specht attended fewer than 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors held during the period for which he has been a Director, and (ii) the total number of meetings held by all committees of the Board on which he served during the periods that he served.

Stockholder Communications with Directors

Any stockholder desiring to contact the Board, or any specific Director(s), may send written communications to: Board of Directors (Attention: (Name(s) of Director(s), as applicable)), c/o President, 5225 Katy Freeway, Suite 600, Houston, Texas 77007.  Any communication so received will be processed and conveyed to the member(s) of the Board named in the communication or to the Board, as appropriate, except for junk mail, mass mailings, product or service complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material.

Director Independence

We currently have three independent Directors on our Board, including John Bergeron, Jerry Bratton and Franklin A. Rose, M.D.  The definition of “independent” used herein is arbitrarily based on the independence standards of The NASDAQ Stock Market LLC.  The Board performed a review to determine the independence of Mr. Bergeron, Mr. Bratton and Dr. Rose and made a subjective determination as to each of these Directors that no transactions, relationships or arrangements exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director of Spine Pain Management, Inc.  In making these determinations, the Board reviewed information provided by these Directors with regard to each Director’s business and personal activities as they may relate to us and our management.

Board Leadership Structure and Role in Risk Oversight

Our Board is currently composed of five Directors, none of whom carries the title of “Chairman.”  In addition to serving on the Board, William F. Donovan, M.D. also currently serves as President, Chief Executive Officer, and Interim Principal Financial Officer.  Accordingly, there is often little separation in Dr. Donovan’s role as principal executive officer and his role as a Director.  To mitigate any apparent conflicts this may create, we have chosen to maintain a Board of Directors consisting of a majority of independent Directors.  We believe this allows the Board to better oversee and manage risk.  None of our three independent Directors holds the title of “lead” independent Director.  Accordingly, all three independent Directors have an equal role in the leadership of the Board.  We believe that our overall leadership structure is appropriate based on our current size.

As a part of its oversight function, the Board of Directors monitors how management operates the company.  Risk is an important part of deliberations at the Board and committee level throughout the year.  Committees consider risks associated with their particular areas of responsibility.  The Board of Directors as a whole considers risks affecting us.  To that end, the Board conducts periodic reviews of corporate risk management policies and procedures.  The Board and its committees consider, among other things, the relevant risks to the company when granting authority to management and approving business strategies. Through this risk oversight process, the Board reserves the right to make changes to our leadership structure in the future if it deems such changes are appropriate and in the best interest of our stockholders.

Audit Committee

We have established a separately-designated standing audit committee.  The Audit Committee consists of our three independent Directors, including John Bergeron, Jerry Bratton and Franklin Rose, M.D.  Mr. Bergeron is the Chairman of the Audit Committee, and the Board of Directors has determined that he is an audit committee financial expert as defined in Item 5(d)(5) of Regulation S-K. The primary purpose of the Audit Committee is to oversee our accounting and financial reporting processes and audits of our financial statements on behalf of the Board of Directors.  The Audit Committee meets privately with our management and with our independent registered public accounting firm and evaluates the responses by our management both to the facts presented and to the judgments made by our outside independent registered public accounting firm.  Our Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2010 with our management.

In January 2011, our Board adopted a charter for the Audit Committee.  A copy of the Charter of the Audit Committee can be found in our website at www.spinepaininc.com/investor-information.  The Charter establishes the independence of our Audit Committee and sets forth the scope of the Audit Committee's duties.  A majority of the members of the Audit Committee will be independent.  The Audit Committee is objective, and reviews and assesses the work of our independent registered public accounting firm and our internal accounting.

Report of the Audit Committee

The Audit Committee has reviewed and discussed with management the audited financial statements of Spine Pain Management, Inc. for the fiscal year ended December 31, 2010.  The Audit Committee has discussed with Ham, Langston & Brezina, LLP, our independent auditors (“HLB”), the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has received the written disclosures and the letter from HLB required by applicable requirements of the Public Company Accounting Oversight Board regarding HLB’s communications with the Audit Committee concerning independence, and has discussed with HLB the independence of HLB.

Based on the review and discussions referred to in the paragraph above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2010.  This report is furnished by the Audit Committee of our Board of Directors, whose members are:

John Bergeron (Chairman),
Jerry Bratton, and
Franklin Rose, M.D.

All information within this “Audit Committee” section of the Proxy Statement, including but not limited to the Report of the Audit Committee, shall not be deemed to be “soliciting material,” or to be “filed” with the SEC or subject to Regulation 14A or 14C (17 CFR 240.14a-1 through 240.14b-2 or 240.14c-1 through 240.14c-101) or to the liabilities of section 18 of the Exchange Act.  Such information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act.

Compensation Committee

We have a Compensation Committee whose members are Richard Specht, Jerry Bratton and Franklin Rose, M.D.  Our Compensation Committee does not currently have a written charter.  Our Compensation Committee makes recommendations to the Board of Directors as to employee benefit programs and officer, Director and employee compensation.  The primary objectives of our executive compensation programs are to: (1) attract, retain and motivate skilled and knowledgeable individuals; (2) ensure that compensation is aligned with our corporate strategies and business objectives; (3) promote the achievement of key strategic and financial performance measures by linking short-term and long-term cash  and equity incentives to the achievement of measurable corporate and individual performance goals; and (4) align executives’ and Directors’ incentives with the creation of stockholder value.  To achieve these objectives, our Compensation Committee evaluates our executive compensation program with the objective of setting compensation at levels it believes will allow us to attract and retain qualified executives and Directors.  The Compensation Committee will take under consideration recommendations from executive officers and Directors regarding its executive compensation program.  The Compensation Committee also has the authority to obtain advice and assistance from external advisors, including compensation consultants, although the Compensation Committee did not elect to retain a compensation consultant to assist with determining executive compensation during 2010.

Nominating Committee

We have a Nominating Committee whose members are John Bergeron, Jerry Bratton and Franklin Rose, M.D.  The Nominating Committee’s primary duties are to indentify, evaluate and recommend to the Board nominees for Director.  See “Procedures for Director Nominations” below for the criteria it uses to evaluate nominee candidates. Based on our size, the Nominating Committee does not yet have a written charter and does not have a written policy with regard to the consideration of any Director candidates recommended by stockholders.  The Nominating Committee will, however, consider written nominations of candidates for election to the Board properly submitted by stockholders. For information regarding the procedures for stockholder nominations to the Board, see “Procedures for Director Nominations” below.

Procedures for Director Nominations

Members of the Board are expected to collectively possess a broad range of skills, industry and other knowledge and expertise, and business and other experience useful for the effective oversight of our business.  All candidates must meet the minimum qualifications and other criteria established from time to time by the Board and the Nominating Committee.  In considering possible candidates for election as Director, the Board and Nominating Committee are guided by the following standards:

(1)	Each Director should be an individual of the highest character and integrity;

(2)	Each Director should have substantial experience that is of particular relevance to us;

(3)	Each Director should have sufficient time available to devote to the affairs of the company; and

(4)	Each Director should represent the best interests of the stockholders as a whole.

We also consider the following criteria, among others, in our selection of Directors:

(1)	Medical, technical, scientific, academic, financial and other expertise, skills, knowledge and achievements useful to the oversight of our business;

(2)	Diversity of viewpoints, backgrounds, experiences and other demographics; and

(3)
The extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other Board members will build a Board that is effective, collegial and responsive to the needs of the company.

The Nominating Committee evaluates suggestions concerning possible candidates for election to the Board submitted to us, including those submitted by Board members (including self-nominations) and stockholders. All candidates, including those submitted by stockholders, will be similarly evaluated by the Nominating Committee using the Board membership criteria described above and in accordance with applicable procedures, including such procedures prescribed by the SEC. Once candidates have been identified, the Nominating Committee will determine whether such candidates meet our qualifications for Director nominees and select and recommend nominees to the Board accordingly.

As noted above, the Nominating Committee will consider qualified Director nominees recommended by stockholders when such recommendations are submitted in accordance with applicable SEC requirements and any other applicable law, rule or regulation regarding Director nominations. When submitting a nomination to us for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each Director nominee: full name and address; age; principal occupation during the past five years; current directorships on publicly held companies and registered investment companies; and number of shares of our common stock owned, if any.  No candidates for Director nominations were submitted to the Board by any stockholder in connection with the 2011 Annual Meeting.

COMPENSATION DISCUSSION

The following table provides summary information for the years 2010 and 2009 concerning cash and non-cash compensation paid or accrued to or on behalf of certain executive officers.

Summary Executive Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)
William F. Donovan,	2010	-	-	-		-	-	-	-	-
CEO, Interim PFO	2009	-	-	260,000	(1)	-	-	-	-	260,000

Timothy Donovan,	2010	-	-	-		-	-	-	-	-
Former Interim CEO	2009	-	-	104,000	(2)	-	-	-	-	104,000

John Talamas, COO	2010	-	-	45,000	(3)	-	-	-	-	45,000
	2009	-	-	125,000	(4)	-	-	-	-	125,000

(1)	In February 2009, we issued 1,000,000 restricted shares of common stock to Dr. Donovan as consideration for his employment as Chief Executive Officer.

(2)
In February 2009, we issued 400,000 restricted shares of common stock to Mr. Timothy Donovan as consideration for his past employment as interim Chief Executive Officer and his employment as Director of Clinic Operations.  Mr. Timothy Donovan currently serves as Vice President of Corporate Development and Administration.  He is the son of William Donovan, M.D., our Chief Executive Officer.

(3)	In May 2010, we issued 50,000 restricted shares of common stock to Mr. Talamas as consideration for his employment as Chief Operating Officer.

(4)
In February 2009, we issued 500,000 restricted shares of common stock to Mr. Talamas as consideration for his employment as Chief Operating Officer.  Mr. Talamas returned these shares to us when he resigned as Chief Operating Officer, but we reissued these shares to Mr. Talamas when he was subsequently appointed Director of Operations.  Mr. Talamas was reappointed as Chief Operating Officer in May 2010.

Employment Agreements

In May 2010, we entered into an Employment Agreement with our Chief Executive Officer and President, William F. Donovan, M.D.  This Employment Agreement, which has a term that expires on May 1, 2012, replaces and supersedes, in its entirety, the Employee Agreement and offer letter entered into on or about February 28, 2009 under which Dr. Donovan previously served as Chief Executive Officer.  The Employment Agreement provides that we will transfer to Dr. Donovan 1,000,000 restricted shares of common stock if Dr. Donovan is employed by us under his Employment Agreement on June 30 of the calendar year in which we achieve an annual fully diluted earning per share of at least $0.01 as reflected in the audited financial statements filed with an annual report on Form 10-K filed with the SEC.

Also in May 2010, we entered into an Employment Agreement with our Chief Operating Officer, John A. Talamas.  Pursuant to the Employment Agreement, which has a term that expires on May 1, 2012, we issued Mr. Talamas 50,000 shares of restricted common stock as consideration for his new employment.  The Employment Agreement also provides that we will transfer to Mr. Talamas 500,000 restricted shares of common stock if Mr. Talamas is employed by us under his Employment Agreement on June 30 of the calendar year in which we achieve an annual fully diluted earning per share of at least $0.01 as reflected in the audited financial statements filed with an annual report on Form 10-K filed with the SEC.

Outstanding Equity Awards at Fiscal Year End

The following table details all outstanding equity awards held by named executive officers at December 31, 2010.

	Stock Awards
Name	Number of shares of units of stock that have not vested	Market value of shares of units of stock that have not vested	Equity Incentive Plan Awards: Number of Unearned shares that have not vested		Equity Incentive Plan Awards: Market or payout value of unearned shares that have not vested
William F. Donovan, M.D., CEO	-	-	1,000,000	(1)	$750,000	(2)
John A. Talamas, COO	-	-	500,000	(1)	$375,000	(2)

(1)
Dr. Donovan’s employment agreement and Mr. Talamas’ employment agreement each provides that we will transfer 1,000,000 and 500,000 restricted shares of common stock to Dr. Donovan and Mr. Talamas, respectively, if such employee is employed by us under his employment agreement on June 30 of the calendar year in which we achieve an annual fully diluted earning per share of at least $0.01 as reflected in the audited financial statements filed with an annual report on Form 10-K filed with the SEC.  The terms under which this performance achievement is reached, however, were determined to be ambiguous as stated in the agreements.  Accordingly, we did not grant Dr. Donovan or Mr. Talamas a stock award for the year ended December 31, 2010. The Compensation Committee intends to review the employment agreements of Dr. Donovan and Mr. Talamas during 2011 to determine whether the stock award provisions within the agreements should be amended to address any ambiguities.

(2)	This dollar amount was calculated using the closing market price of our common stock on December 31, 2010, which was $0.75 per share.

Compensation of Directors

At present, we do not pay our Directors for attending meetings of the Board of Directors, although we may adopt a Director compensation policy in the future. We have no standard arrangement pursuant to which Directors are compensated for any services they provide or for committee participation or special assignments.  We did, however, provide compensation to certain Directors during the year ended December 31, 2010 as follows:

Summary Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John Bergeron	-	32,500	(1)	-	-	-	-	32,500
Jerry Bratton	-	32,500	(2)	-	-	-	-	32,500
William Donovan, M.D.	-	-		-	-	-	-	-
Franklin Rose, M.D.	-	32,500	(3)	-	-	-	-	32,500
Richard Specht	-	225,000	(4)	-	-	-	-	225,000

(1)	In August 2010, we issued Mr. Bergeron 50,000 shares of restricted common stock as consideration for serving on the Board of Directors.

(2)	In August 2010, we issued Mr. Bratton 50,000 shares of restricted common stock as consideration for serving on the Board of Directors.

(3)	In August 2010, we issued Dr. Rose 50,000 shares of restricted common stock as consideration for serving on the Board of Directors.

(4)	In May 2010, we issued Mr. Specht 250,000 shares of restricted common stock as consideration for serving on the Board of Directors.

Compensation Policies and Practices as they Relate to Risk Management

We attempt to make our compensation programs discretionary, balanced and focused on the long term.  We believe goals and objectives of our compensation programs reflect a balanced mix of quantitative and qualitative performance measures to avoid excessive weight on a single performance measure. Our approach to compensation practices and policies applicable to employees and consultants is consistent with that followed for its executives.  Based on these factors, we believe that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5 furnished to us, we are aware of three people who, during the fiscal year ended December 31, 2010 were Directors, officers, or beneficial owners of more than ten percent of our common stock, and who failed to file, on a timely basis, reports required by Section 16(a) of the Securities Exchange Act of 1934 as follows:

John Talamas, our Chief Operating Officer, failed to timely file a Form 3 when he was appointed Chief Operating Officer in 2010.  This report, however, was ultimately filed in 2010.

Rene Hamouth, a beneficial owner of more than ten percent of our common stock, has failed to file a Form 4 in connection with the disposition of shares he beneficially owned sometime in 2010.

Related Person Transactions

In August 2009, we entered into a medical services agreement with NSO, which is 100% owned by our Chief Executive Officer, William Donovan, M.D., to open our first spine injury diagnostic center in Houston, Texas.  Pursuant to the terms of the agreement, NSO operates as an independent contractor for us to provide medical diagnostic services for evaluation and treatment of patients with spine injuries.  NSO charges us a fixed per-patient fee (which is predetermined and pre-negotiated) as compensation for these services, pursuant to the agreement.  NSO’s business relationship with us is that of an independent contractor, and we do not have any commitment or obligation to pay for any of the clinic’s direct costs, such as rent and utilities.  NSO is responsible for its own taxes associated with its performance of the services and receipt of payments pursuant to this agreement.  NSO is the sole operator of the clinic that treats the patients.  The medical services agreement has a term of three years, and thereafter will automatically renew for another three years at the discretion of involved parties.

As of December 31, 2010, we had a balance of $740,500 payable towards NSO’s costs incurred and billed to us, and included as cost of sales in the accompanying statements of operations.  This outstanding amount is non-interest bearing, due on demand and does not follow any specific repayment schedule.  We do not directly pay Dr. Donovan (in his individual capacity as a physician) any fees in connection with NSO’s services.  However, Dr. Donovan is the sole owner of NSO, and NSO is paid for costs incurred under the medical services agreement.  During the years ended December 31, 2010 and 2009, we issued 285,714 and 500,000 shares of common stock, respectively, to Dr. Donovan for the conversion of $200,000 and $349,400, respectively, of outstanding debt owed by us to NSO.

Additionally, as of December 31, 2010, we have a balance of $310,699 due to Dr. Donovan in his individual capacity for working capital advances and payments made on behalf of us.  This outstanding amount is non-interest bearing, due on demand and does not follow any specific repayment schedule.

Review, Approval or Ratification of Transactions with Related Persons

Currently, we rely on our Board of Directors to review related party transactions on an ongoing basis to prevent conflicts of interest. Our Board of Directors reviews a transaction in light of the affiliations of the director, officer, or employee and the affiliations of such person’s immediate family. Our Board of Directors will approve or ratify a transaction if it determines that the transaction is consistent with our best interests and the best interests of our stockholders. Additionally, to ensure, among other things, that potential conflicts of interest are avoided or declared, our Board of Directors has adopted a Code of Ethics, setting forth the responsibilities of our officers, directors and employees.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information at March 25, 2011 with respect to the beneficial ownership of shares of common stock by (i) each person known to us who owns beneficially more than 5% of the outstanding shares of common stock (based upon reports which have been filed and other information known to us), (ii) each of our Directors, (iii) each of our executive officers and (iv) all of our executive officers and Directors as a group.  Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares shown.  As of March 25, 2011, there were 17,403,396 shares of common stock outstanding.

Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned		Percent of Class
William F. Donovan, M.D. (1)	2,981,941		17.13%
Richard Specht (1)	252,500		1.45%
John A. Talamas (1)	500,000		2.87%
Franklin A. Rose, M.D. (1)	150,000		0.86%
John Bergeron (1)	50,000		0.29%
Jerry Bratton (1)	1,556,100	(2)	8.94%
All Directors and executive officers as a group (6 persons)	5,490,541		31.55%
Rene Hamouth (3)	3,000,000		17.24%
William R. Dunavant (4)	1,800,000		10.34%

(1)	The named individual is one of our executive officers or Directors. Our business address is 5225 Katy Freeway, Suite 600, Houston, Texas 77007.

(2)	Of the 1,556,100 shares beneficially owned by Jerry Bratton, he has sole voting power of 320,000 shares and shared voting power with his spouse of 1,236,100 shares.

(3)	Mr. Hamouth’s address is 202-1280 Richards Street, Vancouver, BC, Canada, V6B 2G2.

(4)
William R. Dunavant, our former CEO, is the beneficial owner of Dunavant Family Holdings, Inc.  Mr. Dunavant’s address is 2624 Eagle Cove Drive, Park City, Utah 84060.  These shares were issued to Mr. Dunavant in connection with a transaction with First Versatile Smartcard Solutions Corporation.  In December 2008, this transaction was rescinded, and as such, we believe the issuance to Mr. Dunavant was effectively rescinded.  We are currently involved in litigation with Mr. Dunavant regarding the validity of this issuance, as described further in the section titled “Legal Proceedings” of our Form 10-K for the year ended December 31, 2010.

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Ham, Langston & Brezina, LLP as our independent registered public accounting firm for the current fiscal year.  Ham, Langston & Brezina, LLP has served as our independent registered public accounting firm continuously since September 2010.  The Board of Directors wishes to obtain from the stockholders a ratification of the Board’s action in appointing Ham, Langston & Brezina, LLP for the fiscal year ending December 31, 2011.  Such ratification requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting.  We do not anticipate a representative from Ham, Langston & Brezina, LLP to be present at the meeting.

Although not required by law or otherwise, the selection is being submitted to the stockholders for their approval as a matter of good corporate practice.  In the event the appointment of Ham, Langston & Brezina, LLP as our independent registered public accounting firm is not ratified by the stockholders, the adverse vote will be considered as a direction to the Board of Directors to reconsider whether or not to retain that firm as independent registered public accounting firm for the fiscal year ending December 31, 2011.  Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during or after the year if it determines that such a change would be in the best interests of us and our stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF HAM, LANGSTON & BREZINA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

On September 13, 2010, we dismissed Jewett, Schwartz, Wolfe & Associates (“JSW”) as our independent registered public accounting firm. Our Audit Committee recommended the dismissal to the Board of Directors, and the Board of Directors approved such dismissal.  JSW’s reports on our financial statements for the years ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. However, JSW did include an explanatory paragraph in its audit report relative to going concern uncertainty for the years ending December 31, 2009 and 2008, respectively.  During the years ended December 31, 2009 and 2008 and through September 13, 2010, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to JSW’s satisfaction would have caused JSW to make reference thereto in connection with JSW’s reports on our financial statements for such fiscal years.  During the years ended December 31, 2009 and 2008 and through September 13, 2010, we had no reportable events as set forth in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On September 13, 2010, we engaged Ham, Langston & Brezina, LLP (“HLB”) as our new independent registered public accounting firm.  Prior to September 13, 2010, we (or someone on our behalf) did not consult with HLB regarding (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and either a written report was provided to us or oral advice was provided that the new accountant concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions to Item 304) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Disclosure about Fees

The following table sets forth the fees paid or accrued by us for the audit and other services provided or to be provided by our principal independent accountants during the years ended December 31, 2010 and 2009.  On September 13, 2010, we dismissed Jewett, Schwartz, Wolfe & Associates (“JSW”) as our independent registered public accounting firm and engaged Ham, Langston & Brezina, LLP (“HLB”) as our new independent registered public accounting firm.

	2010	2009
Audit Fees(1)	$68,000	$68,000
Audit Related Fees(2)	-	-
Tax Fees(3)	-	-
All Other Fees	-	-

Total Fees	$68,000	$68,000

(1)
Audit Fees: This category represents the aggregate fees billed for professional services rendered by the principal independent accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years.

(2)
Audit Related Fees: This category consists of the aggregate fees billed for assurance and related services by the principal independent accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

(3)	Tax Fees: This category consists of the aggregate fees billed for professional services rendered by the principal independent accountant for tax compliance, tax advice, and tax planning.

Pre-Approval of Audit and Non-Audit Services

We did not have a standing audit committee until July 13, 2010. Therefore, for the fiscal year ended December 31, 2009 all audit services, audit-related services and tax services, as described above, were provided to us by JSW based upon prior approval of the Board of Directors.  All above audit services, audit-related services and tax services for the fiscal year ended 2010 were pre-approved by our Audit Committee, which concluded that the provision of such services was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s outside auditor independence policy provides for pre-approval of all services performed by the outside auditors.

PROPOSAL 3 – NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”) provides that for the first annual meeting of stockholders on or after January 21, 2011 and not less than once every three years thereafter, all companies subject to the Exchange Act must include a separate resolution subject to stockholder vote to approve the compensation of the company’s named executive officers, as disclosed in the proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives a company’s stockholders the opportunity to endorse or not endorse the company’s executive pay program and policies.  Rule 14a-21 promulgated under the Exchange Act exempts smaller reporting companies (which we are deemed to be) from having to include the say-on-pay proposal until the first annual meeting of stockholders on or after January 21, 2013.  We are including the say-on-pay proposal for the 2011 Annual Meeting, however, as a matter of good corporate practice.  Accordingly, we are asking stockholders to approve the following resolution:

“RESOLVED, that the compensation paid to Spine Pain Management, Inc.’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S–K, including the compensation tables and narrative discussion, is hereby APPROVED.”

As provided in Section 14A of the Exchange Act, this vote will not be binding on us or our Board of Directors and may not be construed as overruling a decision by the Board, creating or implying any change to the fiduciary duties of the Board or any additional fiduciary duty by the Board or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation. The Compensation Committee may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

In voting to approve the above resolution, stockholders may vote for the resolution, against the resolution or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast at the 2011 Annual Meeting.  On this matter, abstentions and broker non-votes will have no effect on the voting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 4 – NON-BINDING ADVISORY VOTE ON THE FREQUENCY
OF VOTES ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act requires that at the first annual meeting of stockholders held on or after January 21, 2011 and not less frequently than once every six years thereafter, all companies subject to the Exchange Act must include a separate resolution subject to stockholder vote to determine whether the non-binding stockholder vote on executive compensation that is the subject of Proposal 3 should occur every one, two or three years.  Rule 14a-21 promulgated under the Exchange Act exempts smaller reporting companies (which we are deemed to be) from having to include this proposal on the frequency of the say-on-pay vote until the first annual meeting of stockholders on or after January 21, 2013.  We are including this proposal for the 2011 Annual Meeting, however, as a matter of good corporate practice.

As provided in Section 14A of the Exchange Act, this vote will not be binding on us or the Board of Directors and may not be construed as overruling a decision by the Board, creating or implying any change to the fiduciary duties of the Board or any additional fiduciary duty by the Board or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation.

In voting on the frequency of the non-binding say-on-pay resolution, stockholders may vote to have the vote occur every one, two or three years or abstain from voting. The option which receives the most votes from stockholders will be deemed to be the option selected by stockholders. On this matter, abstentions and broker non-votes will have no effect on the outcome.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO HAVE THE
 NON-BINDING VOTE ON EXECUTIVE COMPENSATION EVERY THREE YEARS.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO
MATTERS TO BE ACTED UPON

None of the persons who have served as our executive officers or Directors since the beginning of our last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in any of the proposals set forth herein, other than elections to office.

OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING

The Board of Directors does not intend to present for action at this Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting. If any other matter is properly presented for action at the Annual Meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

PROPOSALS FOR 2012 ANNUAL MEETING

Under SEC regulations, any stockholder desiring to make a proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be acted upon at the 2012 annual meeting of stockholders must present the proposal to us at our principal executive offices at 5225 Katy Freeway, Suite 600, Houston, Texas, 77007, Attn: William Donovan, M.D, by December 20, 2011 for the proposal to be eligible for inclusion in our proxy statement.  Notice of a stockholder proposal submitted outside the processes of Rule 14a-8 for the 2012 annual meeting of stockholders will be considered untimely unless received by us no later than 45 days before the date on which we first sent our proxy materials for this year's Annual Meeting.

MISCELLANEOUS

We file annual, quarterly and current reports, proxy statements, and registration statements with the SEC.  These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549.  You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

By Order of the Board of Directors,

/s/ William F. Donovan, M.D.
William F. Donovan, M.D.
Dated: April 14, 2011	President, Chief Executive Officer and Director

PROXY
SPINE PAIN MANAGEMENT, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS
 TO BE HELD ON MAY 11, 2011

The undersigned hereby appoints William F. Donovan, M.D. as the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of Spine Pain Management, Inc. (the “Company”) held of record by the undersigned on March 30, 2011, at the Annual Meeting of Stockholders to be held on May 11, 2011, at 4:00 PM (CST) at 5225 Katy Freeway, Suite 600, Houston, Texas 77007, and at any adjournments thereof.  Any and all other proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED.  IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN NUMBER 1, FOR THE RATIFICATION IN NUMBER 2, FOR APPROVAL OF THE RESOLUTION IN NUMBER 3, FOR THE THREE YEAR OPTION IN NUMBER 4, AND FOR THE APPROVAL IN NUMBER 5.

1.       ELECTION OF DIRECTORS OF THE COMPANY.  (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

☐	FOR all nominees listed	☐	WITHHOLD authority to
	below except as marked		vote for all nominees
	to the contrary.		below.

William F. Donovan, M.D.
John A. Talamas
John Bergeron
Jerry Bratton
Franklin A. Rose, M.D.

2.       PROPOSAL TO RATIFY THE SELECTION OF HAM, LANGSTON & BREZINA, LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.

☐   FOR                    ☐   AGAINST                    ☐   ABSTAIN

3.       PROPOSAL TO APPROVE THE FOLLOWING NON-BINDING ADVISORY RESOLUTION:

“RESOLVED, THAT THE COMPENSATION PAID TO SPINE PAIN MANAGEMENT, INC.’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO ITEM 402 OF REGULATION S–K, INCLUDING THE COMPENSATION TABLES AND NARRATIVE DISCUSSION, IS HEREBY APPROVED.”

☐   FOR                    ☐   AGAINST                    ☐   ABSTAIN

4.       PROPOSAL TO APPROVE WHETHER THE NON-BINDING ADVISORY VOTES ON EXECUTIVE COMPENSATION SHOULD OCCUR EVERY ONE, TWO, OR THREE YEARS.

☐   ONE YEAR     ☐   TWO YEARS     ☐   THREE YEARS     ☐   ABSTAIN

5.       IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

☐   FOR                    ☐   AGAINST                    ☐   ABSTAIN

Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.  If a partnership, please sign in partnership name by authorized person.  If a corporation or other business entity, please sign in full corporate name by President or other authorized officer.

NUMBER OF	SIGNATURE:
SHARES OWNED	PRINTED NAME:
DATE:

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held May 11, 2011.

The Proxy Statement, form of proxy card and Annual Report are available at: www.spinepaininc.com/investor-information.

5225 Katy Freeway, Suite 600
Houston, Texas  77007

April 14, 2011

Dear Stockholder,

2010 was our first full fiscal year of operations where results were totally derived from the new business model we put into operation in August 2009.  Our spine injury diagnostic centers showed strong results for the year.  We had net revenues of $3,389,581 for the year ended December 31, 2010, versus net revenues of $540,505 for the year ended December 31, 2009.  Further, net income for 2010 was $1,101,550 or $0.06 per share compared to a net loss of $720,526 or $0.05 per share for 2009.  I am very excited about these results of operation and believe we can continue this success moving forward.

2010 also saw the opening of our second spine injury diagnostic center.  We opened a center in McAllen, Texas in June 2010.  This new center serves patients from the lower Rio Grande Valley, including the cities of Harlingen, Brownsville and Edinburg, Texas.  Additionally, in January 2011, we expanded our operations beyond the State of Texas with the opening of a spine injury diagnostic center in the Tampa Bay Area of Florida, serving patients from the Tampa, Clearwater and St. Petersburg area.  Like our first center opened in Houston, Texas in August 2009, the McAllen and Tampa Bay centers each use a fellowship trained pain doctor, acting as an independent contractor, to provide spine diagnostic injections, with assistance from EMT and specialized radiological personnel.

To date, most of our growth has been funded by a combination of funding from management, a small amount of outside debt and growing organic cash flow.   As cash flow increases, our ability to add clinics at a faster pace is also anticipated to increase.  We may, however, still need additional cash resources to maintain our growth.  We prefer to avoid equity financing since we believe our stock is considerably undervalued based on our track record of growth in both revenues and net income.  With this in mind, various outside debt options are now being investigated.  Depending on the availability of adequate funding, we have targeted additional new centers across the United States that could be added by the end of 2011.

Another important landmark for the company occurred in 2010 when we added three new distinguished members to our Board of Directors.  At our 2010 Annual Meeting, stockholders elected John Bergeron, Jerry Bratton and Franklin A. Rose, M.D. to the Board of Directors.  All three of these new members have excellent credentials and will undoubtedly provide us with valuable leadership.  Further, all three are deemed “independent” Directors, which makes a majority of our Board independent.  We have established an Audit Committee, a Nominating Committee and a Compensation Committee.  The addition of independent Directors and the establishment of these three important committees are critical corporate governance measures and bring us one step closer to someday being listed on a major exchange.  Additionally, John A. Talamas, our current Chief Operating Officer, has been nominated to join the Board, replacing Richard Specht who has chosen not to stand for reelection at this year’s Annual Meeting due to personal reasons.  John has already made immeasurable contributions to the company, and I am confident that he will make a fine addition to our Board.

With significant changes coming from Washington concerning expanded healthcare, many spine surgeons, orthopedic surgeons and other healthcare providers are looking for new revenue centers to assist their practices.  I believe we have a business model that can help provide these doctors with new patient flow and increased revenues.

With the help of high caliber independent medical providers and our strong management team, I am optimistic that 2011 will bring us continued success.  I thank all of our investors for your confidence in Spine Pain Management, Inc.  Your support makes it possible for us to grow and prosper.

Please feel free to ask me any questions you may have by emailing me at info@spinepaininc.com.

Thank you.

/s/ William F. Donovan, M.D.
William F. Donovan, M.D.
President/CEO
Spine Pain Management, Inc.